UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                                    FORM 8-K
                            -------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2005


                          NGP CAPITAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)



                 Maryland                814-00672            20-1371499
    (State or other jurisdiction of     (Commission        (I.R.S. Employer
    incorporation or organization)      File Number)      Identification No.)



   1221 McKinney Street, Suite 2975
            Houston, Texas                                           77010
(Address of principal executive offices)                          (Zip Code)
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     Registrant's Telephone Number, including area code:  (713) 752-0062

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                                 Not Applicable

(Former name, former address and former fiscal year, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         Effective December 8, 2005, the board of directors of NGP Capital Resources Company (the "Company"), appointed Richard A. Bernardy, 43, as the Company's Chief Operating Officer concurrent with his resignation from his positions as the Company's Chief Financial Officer and Treasurer. . Mr. Bernardy will continue to serve as the Company's Secretary, a position he has held since the Company's founding in July 2004. From January 2003 to July 2004, he was a partner in M1 Energy Capital Securities, LLC, an investment boutique featuring long term, limited liability investments in the energy, raw materials, interest rate and currency markets. From August 2000 to December 2002, he was a director of Deutsche Bank, an international financial service provider. Mr. Bernardy has over twenty years of corporate finance, commercial and investment banking and entrepreneurial management experience in the banking and energy sectors.

         Effective December 8, 2005, the board of directors of the Company appointed Stephen K. Gardner, 45, to fill the positions of Chief Financial Officer and Treasurer. Mr. Gardner has served as the Company's Director of Finance since October 2004. From September 2002 to May 2004, Mr. Gardner was Chief Financial Officer of Dunhill Resources, Inc., a private exploration and production company that operated in the Gulf of Mexico. Prior to 2002 Mr. Gardner served as president of a private construction firm. Mr. Gardner has extensive management and transactional experience in the oil and gas industry, including as chief financial officer of Mesa Inc., predecessor to Pioneer Natural Resources.

         On December 14, 2005, the Company issued a press release announcing, among other things, the foregoing position changes. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

         c.       Exhibits

                  99.1     NGP Capital Resources Company
                           Press Release dated December 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NGP CAPITAL RESOURCES COMPANY


                                    By: /s/ John H. Homier
                                    -----------------------------------------
                                    John H. Homier
                                    President and Chief Executive Officer



Date:    December 14, 2005

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------
99.1     NGP Capital Resources Company Press Release dated December 14, 2005.